                            PETER KIEWIT SONS', INC.
                                  KIEWIT PLAZA
                             OMAHA, NEBRASKA 68131
                                 (402) 342-2052

                           [PETER KIEWIT SONS' LOGO]

       , 2000

Dear Materials Employee:

     Enclosed please find the prospectus dated           , 2000 relating to the
share exchange in which Peter Kiewit Sons', Inc. is offering its stockholders who are employees of Kiewit Materials Company or its subsidiaries the opportunity to exchange their shares of Kiewit common stock for shares of Materials common stock.


     Kiewit is offering its stockholders who are Materials employees the opportunity to exchange their shares of Kiewit common stock for shares of Materials common stock on the terms and conditions set forth in the prospectus. Please read the prospectus carefully before you decide to participate in the share exchange. If you decide to participate in the share exchange, you should carefully complete the enclosed Letter of Transmittal and return it to us, together with all stock certificates and any other required materials, BY 11:59 P.M., ON SEPTEMBER 14, 2000. WE CANNOT ACCEPT TENDERS OF KIEWIT COMMON STOCK RECEIVED AFTER THAT TIME.


     We expect to distribute certificates for Materials stock as soon as practicable after the expiration of the share exchange. In addition, we will provide stockholders with certain tax basis and tax reporting information with respect to the share exchange.

     If you have any questions regarding any of the enclosed materials, please feel free to call me at (402) 271-2977.

                                          Sincerely,

                                          LOGO

                                          DOUGLAS A. OBERMIER

                                          Stock Registrar

                                           , 2000

                            PETER KIEWIT SONS', INC.

                     INSTRUCTIONS FOR LETTER OF TRANSMITTAL

                              TO TENDER SHARES OF

                              KIEWIT COMMON STOCK

                                 FOR SHARES OF

                             MATERIALS COMMON STOCK

                 PURSUANT TO THE SHARE EXCHANGE DESCRIBED BELOW
                            ------------------------

     Peter Kiewit Sons', Inc. has provided you with a prospectus dated
            , 2000 that describes your right to exchange the shares of Kiewit common stock held by you for shares of Materials common stock on the terms and subject to the conditions set forth in the prospectus and in the Letter of Transmittal attached to these Instructions. THE SHARE EXCHANGE AND THE MATERIALS COMMON STOCK ARE MORE FULLY DESCRIBED IN THE PROSPECTUS, AND YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS PRIOR TO MAKING A DECISION. Terms used in these instructions and the Letter of Transmittal and not otherwise defined herein have the meanings given to them in the prospectus.


     THE SHARE EXCHANGE WILL EXPIRE AT 11:59 P.M., OMAHA, NEBRASKA TIME, ON SEPTEMBER 14, 2000, UNLESS EXTENDED AS DESCRIBED IN THE PROSPECTUS.


     EXCHANGING SHARES OF KIEWIT COMMON STOCK FOR SHARES OF MATERIALS COMMON STOCK IS STRICTLY VOLUNTARY. IF YOU DO NOT WISH TO EXCHANGE ANY SHARES OF KIEWIT COMMON STOCK FOR SHARES OF MATERIALS COMMON STOCK, DO NOT FILL OUT THE ATTACHED LETTER OF TRANSMITTAL. SHARES OF KIEWIT COMMON STOCK TENDERED PURSUANT TO THE SHARE EXCHANGE MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE OF THE SHARE EXCHANGE ONLY IN THE MANNER DESCRIBED IN THE PROSPECTUS; OTHERWISE, SUCH TENDERS ARE IRREVOCABLE BY THE TENDERING STOCKHOLDERS.

     PLEASE READ THE FOLLOWING GENERAL INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE LETTER OF TRANSMITTAL. FOR FURTHER INFORMATION OR ASSISTANCE CONCERNING THE LETTER OF TRANSMITTAL, CONTACT DOUGLAS A. OBERMIER, STOCK REGISTRAR, PETER KIEWIT SONS', INC., KIEWIT PLAZA, OMAHA, NEBRASKA 68131, TELEPHONE (402) 271-2977.

                              GENERAL INSTRUCTIONS

1. General

     The letter of transmittal or a photocopy of it should be properly filled in, dated and signed, and should be delivered to the address set forth below:

       Douglas A. Obermier
        Stock Registrar
        Peter Kiewit Sons', Inc.
        Kiewit Plaza
        Omaha, Nebraska 68131

     UNLESS YOU ARE DIRECTING ENTERPRISE BANK, N.A. OR U.S. BANK, N.A. TO DELIVER PLEDGED CERTIFICATES DIRECTLY TO THE STOCK REGISTRAR AS DESCRIBED BELOW, YOUR LETTER OF TRANSMITTAL MUST BE ACCOMPANIED BY YOUR STOCK CERTIFICATES FOR THE KIEWIT COMMON STOCK BEING TENDERED. DO NOT SIGN OR OTHERWISE ENDORSE ANY STOCK CERTIFICATES TENDERED PURSUANT TO THE SHARE EXCHANGE. EXECUTION OF THE LETTER OF TRANSMITTAL WILL ASSIGN YOUR TENDERED STOCK TO KIEWIT, SUBJECT TO CONSUMMATION OF THE EXCHANGE OFFER. If any certificates for your Kiewit common stock being tendered have been pledged to either Enterprise Bank, N.A. or U.S. Bank, N.A., you must so indicate in Box C, and upon delivery by you to Kiewit of an executed Letter of Transmittal, Kiewit and either Enterprise Bank, N.A. or U.S. Bank, N.A. will be authorized to arrange for (i) the delivery of pledged Kiewit common stock to Kiewit, and (ii) the delivery to either Enterprise Bank, N.A. or U.S. Bank, N.A. of certificates representing the shares of Materials common stock to which you are entitled upon exchange of your Kiewit common stock.

     If any of your Kiewit common stock has been pledged to a lending institution other than Enterprise Bank, N.A. or U.S. Bank, N.A., you must complete Box B and arrange with such lending institution for delivery to Kiewit of the certificates for the pledged Kiewit common stock. Completion of Box B also will authorize Kiewit to deliver certificates issued in the share exchange to such lending institutions. EVEN IF YOU DO NOT DESIGNATE A LENDING INSTITUTION IN BOX B OR BOX C, KIEWIT MAY DELIVER MATERIALS COMMON STOCK DIRECTLY TO A LENDING INSTITUTION IF KIEWIT BELIEVES IN GOOD FAITH THAT SUCH LENDING INSTITUTION IS ENTITLED TO RECEIVE SUCH STOCK UNDER A BORROWING ARRANGEMENT WITH YOU.


     TO BE EFFECTIVE, DELIVERY OF THIS LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING SHARES OF KIEWIT COMMON STOCK YOU WISH TO EXCHANGE MUST BE MADE PRIOR TO 11:59 P.M., OMAHA, NEBRASKA TIME, ON THE EXPIRATION DATE, WHICH WILL BE SEPTEMBER 14, 2000, UNLESS EXTENDED AS DESCRIBED IN THE PROSPECTUS. THE METHOD OF DELIVERY OF ALL DOCUMENTS TO THE STOCK REGISTRAR IS AT YOUR OPTION AND RISK. IF YOU CHOOSE TO SEND BY MAIL, IT IS RECOMMENDED THAT YOU SEND BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.


     IF THE SHARE EXCHANGE IS NOT COMPLETED FOR ANY REASON, YOUR KIEWIT COMMON STOCK WILL BE RETURNED TO YOU (OR TO YOUR LENDER, IF YOUR KIEWIT COMMON STOCK IS PLEDGED TO A LENDER).

2. Signatures

     The signature on the Letter of Transmittal must correspond exactly to the name as written on the face of the share certificate(s) sent to the Stock Registrar. If you have questions regarding the name in which your certificates are issued, please contact the Stock Registrar. If there is insufficient space to list all of your share certificates being submitted to the Stock Registrar or to respond to any other information, please attach a separate sheet.

3. Lost Certificates

     If one or more of your share certificates have been lost or destroyed, you should contact the Stock Registrar for instructions regarding the relevant documentation and supporting evidence you will need to submit.

4. Validity of Surrender

     A surrender of certificate(s) will not be deemed to have been made until all irregularities and defects have been cured or waived. Kiewit reserves full discretion to determine whether the documentation with respect to tendered Kiewit common stock is complete and generally to resolve all questions relating to tenders, including the date and hour of receipt of a tender, the propriety of execution of any document and all other questions regarding the validity or acceptability of any tender. Kiewit reserves the right to reject any tender not in proper form or to waive any irregularities or conditions. Kiewit's interpretation of the terms and conditions of the share exchange, the Letter of Transmittal and these Instructions will be final. However, a tendering stockholder who disagrees with an interpretation by Kiewit may seek recourse under state law, to the extent that any such recourse is available. All improperly tendered certificates representing Kiewit common stock will be returned, unless irregularities are waived, without cost to the tendering holder thereof.

5. Partial Tenders

     If less than all of the shares of Kiewit common stock which are evidenced by any share certificate are to be tendered, fill in the number of shares you actually wish to tender on the line(s) entitled "No. of Shares Tendered" in Box C and the balance of the shares on the adjacent line(s) entitled "No. of Shares to be Reissued." A new certificate(s) for the remainder of the shares of Kiewit common stock which were evidenced by your old certificate(s) will be sent to you (or the applicable lender) as soon as practicable after the consummation of the share exchange. All shares evidenced by certificate(s) listed will be deemed to have been tendered unless otherwise indicated.

     Additional copies of the Letter of Transmittal may be obtained from the stock registrar.

                             LETTER OF TRANSMITTAL

     To accompany certificates representing shares of common stock of Peter Kiewit Sons', Inc., a Delaware corporation, or to authorize the delivery of pledged Kiewit common stock to Kiewit by Enterprise Bank, N.A. or U.S. Bank, N.A. when submitted in connection with the offer by Kiewit to issue shares of common stock of Kiewit Materials Company in exchange for issued and outstanding
shares of Kiewit common stock as described in the prospectus dated             ,
2000.

Douglas A. Obermier, Stock Registrar:

     I hereby tender the certificates listed in Box C below representing shares of Kiewit common stock for exchange for shares of Materials common stock on the terms and subject to the conditions set forth in the prospectus and this Letter of Transmittal.

                 BOX A:  NAME AND ADDRESS OF REGISTERED HOLDER
------------------------------------------------------------
 PLEASE TYPE OR PRINT THE NAME OF THE REGISTERED HOLDER OF THE SHARES OF KIEWIT COMMON STOCK LISTED IN BOX C EXACTLY AS SUCH NAME APPEARS ON THE SURRENDERED SHARE CERTIFICATE(S) ALONG WITH THE ADDRESS OF THE REGISTERED HOLDER.

 Name and Address of Registered Holder (type or print)

 Name:
 ---------------------------------------------------

 Address:
 -------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------
                                                                 (ZIP CODE)

 Telephone Number:
 -------------------------------------
------------------------------------------------------------
                     BOX B:  SPECIAL DELIVERY INSTRUCTIONS
------------------------------------------------------------
 FILL IN ONLY IF YOUR CERTIFICATES ARE TO BE SENT TO A LENDING INSTITUTION, OTHER THAN ENTERPRISE BANK, N.A. OR U.S. BANK, N.A. TO WHICH YOUR KIEWIT COMMON STOCK IS PLEDGED.

 These special delivery instructions cover Materials common stock issuable in respect of the following number of shares of Kiewit common stock:

 --------------------------------
                              Mail or deliver to:

 Name:
 ---------------------------------------------------
                                     (PLEASE PRINT)

 Address:
 -------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------
                                                                 (ZIP CODE)

 Lender
 Contact person:
 -----------------------------------------

 Telephone Number:
 -------------------------------------

------------------------------------------------------------

     Upon request, I agree to execute and deliver any additional documents deemed necessary or desirable by the Stock Registrar to complete the exchange of the certificates.

     Except as otherwise indicated in Box B above or Box C below, the undersigned requests that the stock certificates for any shares of Materials common stock to which the undersigned is entitled be registered in the name of, and be delivered to, the registered holder set forth in Box A above at the address set forth in Box A above, subject to the right of Kiewit to deliver such certificates directly to a lending institution (whether or not such lending institution is set forth in Box B or Box C) if Kiewit believes in good faith that such lending institution is entitled to receive such certificates under a borrowing arrangement with the undersigned.

BOX C: CERTIFICATES TENDERED: Please list in this Box C (and an attached sheet, if necessary) all the certificates representing Kiewit common stock you are submitting with this Letter of Transmittal or, if such certificates are pledged to Enterprise Bank, N.A. or U.S. Bank, N.A., the certificates you are authorizing to be surrendered to Kiewit by Enterprise Bank, N.A. or U.S. Bank, N.A.

---------------------------------------------------------------------------------------------------------------------------
                                                                                              NO. OF SHARES  NO. OF SHARES
                  CHECK THE APPROPRIATE BOX:                   CERTIFICATE NO. NO. OF SHARES     TENDERED    TO BE REISSUED
---------------------------------------------------------------------------------------------------------------------------
     CERTIFICATE                CERTIFICATE HELD BY
      ENCLOSED        ENTERPRISE BANK, N.A. OR U.S. BANK, N.A.
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
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                                                               Total:
---------------------------------------------------------------------------------------------------------------------------

     The undersigned represents and warrants that the undersigned has full power and authority to assign and transfer the certificates tendered and has good title to such certificates, free and clear (except to the extent pledged to Enterprise Bank, N.A. or U.S. Bank, N.A. or to a lending institution named in Box B above) of all liens, restrictions, charges, encumbrances, pledges, security interests or other obligations affecting the assignment or transfer of the certificates, and such certificates are not subject to any adverse claim (except to the extent so pledged). All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal shall be binding upon successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

     THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS RECEIVED
AND READ THE PROSPECTUS DATED             , 2000, OF KIEWIT MATERIALS COMPANY
RELATING TO THE SHARE EXCHANGE.

                                         Signed By:
                                              ----------------------------------
                                                         (SIGNATURE)

Date:
--------------------------------------------------


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                         NAME (PRINT)

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